SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 30, 2002
                        (Date of Earliest Event Reported)

                                HOTJOBS.COM, LTD.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-26891                  13-3931821
      (State or other       (Commission File Number)        (IRS Employer
       jurisdiction                                     Identification Number)
     of incorporation)

               406 WEST 31ST STREET, 9TH FLOOR, NEW YORK, NY 10001
          (Address of principal executive offices, including Zip Code)
                                 (212) 699-5300
              (Registrant's telephone number, including area code)












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Item 5 - Other Events.

            A copy of HotJobs.com, Ltd.'s press release announcing certain of its financial results for the quarter and year ended December 31, 2001 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7(c) - Exhibits.

      99.1  Press release, dated January 30, 2002.






















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


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HotJobs.com, Ltd.

Date:  February 1, 2002                By:  /s/ Lowell W. Robinson
                                            -----------------------------
                                            Name:  Lowell W. Robinson
                                            Title: Senior Executive Vice
                                                   President and Chief Financial
                                                   Officer














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


                                  EXHIBIT INDEX


      99.1  Press release, dated January 30, 2002.































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